Dear valued customer:

Inside this book you will find semi-annual reports dated June 30, 2011, for the 45 investment subaccounts available through your Kansas City Life Insurance Company Century II variable contract.

One thing is certain: time never stands still. Major life events such as marriage, an inheritance or retirement can alter your investment objectives. Likewise, changes in the market can trigger the need to adjust your investment mix. That’s why reviewing your financial plan on a regular basis can be critical to keeping you on track.

So, when you meet with your registered representative, you will want to make sure you focus your attention on what could have the greatest impact on your financial goals.

Call your registered representative or Kansas City Life at 800-616-3670 if you have questions about the Semi-Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at www.kclife.com.

For more than 115 years, Kansas City Life has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely,

R. Philip Bixby, President, CEO and Chairman of the Board

Kansas City Life’s Century II Variable Product Series is distributed through Sunset Financial Services Inc.

3520 Broadway, Kansas City, MO 64111, 816-753-7000. Member FINRA/SIPC.